UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 6, 2009

MDRNA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3830 Monte Villa Parkway, Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 425-908-3600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 12, 2009, MDRNA, Inc. (the “Company”) reported its financial results for the fiscal quarter ended September 30, 2009. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit is being furnished pursuant to “Item 2.02 Results of Operations and Financial Condition.” The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 6, 2009, the Company received a Staff Deficiency Letter from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that for the 10 consecutive trading days ending on November 5, 2009, the aggregate market value of the Company’s common stock was below the $50,000,000 minimum market value required for continued listing on the Nasdaq Global Market, as specified by Marketplace Rule 5450(b)(2).

In accordance with Marketplace Rule 5810(c)(3)(C), the Company has 90 calendar days, or until February 4, 2010, to regain compliance with the minimum market value requirement. To regain compliance, the closing market value of the Company’s common stock must equal or exceed $50,000,000 for a minimum of 10 consecutive business days or for such longer period that Nasdaq may, in its discretion, require.

If the Company does not regain compliance with the minimum market value requirement by February 4, 2010, Nasdaq will provide the Company written notification that its common stock will be subject to delisting. At that time, the Company may appeal Nasdaq’s determination to a Nasdaq Listings Qualifications Panel.

The Staff Deficiency Letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Market.

A copy of the press release dated November 12, 2009 announcing receipt of the Staff Deficiency Letter is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDRNA, Inc.

November 12, 2009	By:	/S/ J. MICHAEL FRENCH
	Name:	J. Michael French
	Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of MDRNA, Inc. dated November 12, 2009

99.2	Press Release of MDRNA, Inc. dated November 12, 2009